UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2018

ENVIROSTAR, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14757	11-2014231
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

290 N.E. 68 Street, Miami, Florida	33138
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 754-4551

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

On January 11, 2018, EnviroStar, Inc. (the “Company”), upon the approval of the Audit Committee of its Board of Directors, dismissed EisnerAmper LLP (“EisnerAmper”) as its independent registered public accounting firm and appointed BDO USA, LLP (“BDO”) as its new independent registered public accounting firm for the Fiscal Year ended June 30, 2018.

The audit reports of EisnerAmper on the consolidated financial statements of the Company as of and for the fiscal years ended June 30, 2017 and 2016 did not contain an adverse opinion or a disclaimer of opinion, and they were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended June 30, 2017 and 2016 and the interim period from July 1, 2017 through January 11, 2018: (i) the Company had no disagreements with EisnerAmper on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to EisnerAmper’s satisfaction, would have caused EisnerAmper to make reference to the subject matter of the disagreement in connection with its reports; and (ii) there were no “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

During the fiscal years ended June 30, 2017 and 2016 and the interim period from July 1, 2017 through January 11, 2018, neither the Company nor anyone on its behalf has consulted with BDO regarding: (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements and neither a written report nor oral advice was provided to the Company that BDO concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of either a “disagreement,” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a “reportable event,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided EisnerAmper with a copy of the disclosures contained in this Current Report on Form 8-K and has requested that EisnerAmper furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether EisnerAmper agrees with the statements made by the Company in this Current Report on Form 8-K and, if not, stating the respects in which it does not agree. A copy of EisnerAmper’s letter, dated January 16, 2018, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

16.1	Letter of EisnerAmper LLP, dated January 16, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVIROSTAR, INC.

Date: January 16, 2018
	By:	/s/ Robert H. Lazar
Robert H. Lazar,
Chief Financial Officer